Evergreen Omega Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Omega Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate.

LETTER TO SHAREHOLDERS continued

Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Core Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/29/1968

	Class A	Class B	Class C	Class I
Class Inception Date	4/29/1968	8/2/1993	8/2/1993	1/13/1997

6-month return with sales charge	-4.69%	-4.21%	-1.19%	N/A

6-month return w/o sales charge	1.14%	0.79%	0.79%	1.30%

Average annual return*

1 year with sales charge	-28.66%	-28.60%	-26.34%	N/A

1 year w/o sales charge	-24.30%	-24.84%	-24.83%	-24.10%

5 year	-4.16%	-4.04%	-3.92%	-2.76%

10 year	6.41%	6.21%	6.12%	7.19%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Omega Fund Class A shares,1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

Evergreen Omega Fund Class A shares had a total return of 1.14% for the six-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index returned 6.01% and the median return among funds in the Lipper multi-cap growth classification was 3.00%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS

(as of 3/31/2003)

Total Net Assets	$968,416,970

Number of Holdings	76

Beta	1.07

R-squared	0.77

P/E Ratio	23.7x

What was the investing environment for the six-month period?

The six months were a difficult time for stock investing. The principal factor influencing equity investors was the heightening prospect that the United States would go to war with Iraq and the concerns about the effect of the war on the investment environment. The state of the economy, while less of a factor, also weighed on the market. The economy grew at a slow pace during the period. Corporations, faced with the rising possibility of war, were reluctant to invest in any expansions of their business. Executives worried about how war would affect their customers and about whether employees would be called away to military service. Some exporters even were concerned about the possibility of foreign boycotts of American products. As a result, capital expenditures remained low and unemployment rose. These problems were compounded when oil and natural gas prices rose significantly, adding to corporate expenses and cutting into family budgets.

In this environment, individual consumers worried about their job security and about the economic outlook. Confidence fell and spending dipped. In the fourth quarter of 2002, we saw an about face in the market when quality companies that had performed well throughout much of 2002 were sold and lower quality stocks rebounded. Those companies with inconsistent records of earnings growth or poor balance sheets were likely to be under-represented in the portfolio.

TOP 5 SECTORS

(as a percentage of 3/31/2003 net assets)

Health Care	32.9%

Consumer Discretionary	25.9%

Information Technology	18.0%

Industrials	8.9%

Energy	5.1%

What types of investments contributed to the fund's performance?

We continue to focus on our major themes of healthcare and technology; each represents approximately 33% and 18% of the portfolio, respectively. These weightings are slightly less than the index, but they are significant in the portfolio. The consumer discretionary sector is another large sector in the portfolio and we have seen good performance from selected restaurants, retail, media and gaming companies.

PORTFOLIO MANAGER INTERVIEW continued

Among our healthcare holdings, the generic manufacturers, such as Pharmaceutical Resources and Forest Laboratories performed well. Pharmaceutical Resources, which was the best-performing stock overall in the portfolio, advanced more than 50% during the period. Forest Laboratories manufactures and sells both branded and generic forms of prescription drugs, as well as non-prescription pharmaceutical products sold over-the-counter. Its stock appreciated more than 30% during the six-month period. In information technology, we were pleased with the performance of Oracle, which manufactures and markets database technology and applications software, and Lexmark International, which manufactures laser and inkjet printers for offices and homes worldwide.

Consumer-related online companies contributed to performance during the period. Both eBay Inc., the online personal trading company, and Amazon.com Inc., the world's leading online retailer, gained market share from more traditional retailers. USA Interactive, a diversified media and electronic commerce company, which owns Home Shopping Network, Ticketmaster, and Expedia Inc., also gained a wider audience and its stock appreciated during a difficult period.

TOP 10 HOLDINGS

(as a percentage of 3/31/2003 net assets)

Pfizer, Inc.	3.0%

Pharmaceutical Resources, Inc.	3.0%

Microsoft Corp.	2.9%

Medtronic, Inc.	2.9%

USA Interactive, Inc.	2.9%

Oracle Corp.	2.7%

3M Co.	2.6%

Forest Laboratories, Inc.	2.5%

Performance Food Group Co.	2.3%

Staples, Inc.	2.2%

What types of investments detracted from the fund's performance?

We have been unable to get traction in the first quarter of 2003 and find it difficult to stay synchronized with the day-to-day movement of the market. Brief rallies followed by rapid sell-offs have been hard to track. The weak economy and the geopolitical concerns have particularly affected the Industrial sector, keeping business spending low. The defense area of the industrials sector was particularly weak. Many defense stocks, such as L-3 Communications (a supplier of sophisticated secure communication systems), did well in the build-up to the war, but once it became clear that we would engage in war, the stocks retreated.

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook for the next six months?

We believe once geopolitical tensions diminish and the situation in Iraq is clarified, there will be less uncertainty in the market. Peace should be good for the economy, but growth may continue to be sluggish in an environment influenced by both negative and positive factors. We think interest rates may begin to creep upward, although the Federal Reserve is likely to keep short-term rates low as a stimulant to the economy. Inflation may increase moderately, but energy prices are likely to come down from the high levels we saw this winter. In this environment, we anticipate stocks will move in a trading range, alternately rising and falling within a relatively narrow band of prices.

With this as a backdrop, we expect to continue to add more cyclical industrial companies that tend to grow during economic expansions. Chemical companies, for example, may benefit from lower oil prices. At the same time, we expect to continue to emphasize healthcare stocks, which have more consistent earnings records. They should benefit from favorable demographic changes, most notably the aging of the baby boomer generation. Technology stocks, which have been battered for three years, should present some selected opportunities. The last big wave of technology spending was in 1999. While there are no new, revolutionary technology products to drive sales, many companies and individual consumers are still likely to resume spending on technology as they upgrade their systems.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$16.69	$20.43	$38.93	$26.82	$21.50	$22.69
Income from investment operations
Net investment loss	-0.08	-0.20	-0.19	-0.22	-0.17	-0.09
Net realized and unrealized gains or losses on securities	0.27	-3.54	-16.67	13.32	8.10	1.03
Total from investment operations	0.19	-3.74	-16.86	13.10	7.93	0.94
Distributions to shareholders from
Net realized gains	0	0	-1.64	-0.99	-2.61	-2.13
Net asset value, end of period	$16.88	$16.69	$20.43	$38.93	$26.82	$21.50
Total return[2]	1.14%	-18.31%	-44.67%	49.83%	39.56%	4.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$359,309	$374,196	$504,419	$865,958	$371,361	$156,220
Ratios to average net assets
Expenses[3]	1.65%[4]	1.52%	1.31%	1.18%	1.30%	1.32%
Net investment loss	-0.95%[4]	-0.97%	-0.74%	-0.59%	-0.66%	-0.38%
Portfolio turnover rate	119%	170%	198%	152%	120%	159%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$15.10	$18.62	$35.92	$24.99	$20.32	$21.71
Income from investment operations
Net investment loss	-0.13	-0.33	-0.36	-0.46	-0.34	-0.25
Net realized and unrealized gains or losses on securities	0.25	-3.19	-15.30	12.38	7.62	0.99
Total from investment operations	0.12	-3.52	-15.66	11.92	7.28	0.74
Distributions to shareholders from
Net realized gains	0	0	-1.64	-0.99	-2.61	-2.13
Net asset value, end of period	$15.22	$15.10	$18.62	$35.92	$24.99	$20.32
Total return[2]	0.79%	-18.90%	-45.09%	48.72%	38.57%	3.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$486,385	$535,527	$778,976	$1,349,647	$372,956	$114,068
Ratios to average net assets
Expenses[3]	2.40%[4]	2.27%	2.06%	1.94%	2.05%	2.10%
Net investment loss	-1.70%[4]	-1.73%	-1.49%	-1.35%	-1.41%	-1.16%
Portfolio turnover rate	119%	170%	198%	152%	120%	159%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$15.14	$18.67	$36.01	$25.05	$20.37	$21.74
Income from investment operations
Net investment loss	-0.13	-0.33	-0.36	-0.47	-0.33	-0.25
Net realized and unrealized gains or losses on securities	0.25	-3.20	-15.34	12.42	7.62	1.01
Total from investment operations	0.12	-3.53	-15.70	11.95	7.29	0.76
Distributions to shareholders from
Net realized gains	0	0	-1.64	-0.99	-2.61	-2.13
Net asset value, end of period	$15.26	$15.14	$18.67	$36.01	$25.05	$20.37
Total return[2]	0.79%	-18.91%	-45.09%	48.73%	38.52%	3.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$112,187	$126,367	$189,191	$285,022	$26,929	$13,752
Ratios to average net assets
Expenses[3]	2.40%[4]	2.27%	2.07%	1.95%	2.04%	2.11%
Net investment loss	-1.70%[4]	-1.73%	-1.49%	-1.37%	-1.40%	-1.16%
Portfolio turnover rate	119%	170%	198%	152%	120%	159%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$16.91	$20.65	$39.23	$26.96	$21.54	$22.68
Income from investment operations
Net investment loss	-0.06	-0.15	-0.13	-0.13	-0.11	-0.02
Net realized and unrealized gains or losses on securities	0.28	-3.59	-16.81	13.39	8.14	1.01
Total from investment operations	0.22	-3.74	-16.94	13.26	8.03	0.99
Distributions to shareholders from
Net realized gains	0	0	-1.64	-0.99	-2.61	-2.13
Net asset value, end of period	$17.13	$16.91	$20.65	$39.23	$26.96	$21.54
Total return	1.30%	-18.11%	-44.53%	50.17%	39.99%	4.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,535	$11,519	$14,151	$23,520	$4,586	$571
Ratios to average net assets
Expenses[3]	1.40%[4]	1.28%	1.06%	0.94%	1.05%	1.11%
Net investment loss	-0.70%[4]	-0.72%	-0.49%	-0.36%	-0.42%	-0.09%
Portfolio turnover rate	119%	170%	198%	152%	120%	159%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 98.0%
CONSUMER DISCRETIONARY 25.9%
Automobiles 0.9%
Harley-Davidson, Inc.	225,550	$ 8,956,590
Hotels, Restaurants & Leisure 3.7%
Harrah's Entertainment, Inc. *	280,000	9,996,000
Panera Bread Co., Class A * (p)	420,000	12,805,800
Starbucks Corp. *	500,000	12,880,000
35,681,800
Household Durables 1.7%
Harman International Industries, Inc. (p)	280,000	16,399,600
Internet & Catalog Retail 3.5%
Amazon.com, Inc. * (p)	560,000	14,576,800
eBay, Inc. *	225,000	19,190,250
33,767,050
Leisure Equipment & Products 1.9%
International Game Technology, Inc. * (p)	225,000	18,427,500
Media 5.0%
Comcast Corp., Class A *	600,000	16,494,000
USA Interactive, Inc. * (p)	1,030,000	27,593,700
Viacom, Inc., Class B *	132,500	4,838,900
48,926,600
Specialty Retail 6.6%
Abercrombie & Fitch Co., Class A *	435,000	13,063,050
Best Buy Co., Inc. *	430,000	11,597,100
Chico's FAS, Inc. * (p)	890,000	17,800,000
Staples, Inc. *	1,156,800	21,204,144
63,664,294
Textiles & Apparel 2.6%
Coach, Inc. *	255,000	9,774,150
Reebok International, Ltd. *	465,000	15,275,250
25,049,400
CONSUMER STAPLES 3.6%
Food & Drug Retailing 2.3%
Performance Food Group Co. * (p)	715,000	21,921,900
Food Products 1.3%
McCormick & Co., Inc.	520,000	12,552,800
ENERGY 5.1%
Energy Equipment & Services 2.2%
Nabors Industries, Ltd. * (p)	270,000	10,764,900
Weatherford International, Ltd. *	266,600	10,069,482
20,834,382
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil & Gas 2.9%
Apache Corp.	189,000	$ 11,668,860
Devon Energy Corp.	350,000	16,877,000
28,545,860
FINANCIALS 2.0%
Diversified Financials 2.0%
Citigroup, Inc.	290,699	10,014,581
Fannie Mae	150,000	9,802,500
19,817,081
HEALTH CARE 32.9%
Biotechnology 6.4%
Amgen, Inc. *	360,000	20,718,000
Genentech, Inc. *	150,000	5,251,500
Gilead Sciences, Inc. *	185,000	7,768,150
IDEC Pharmaceuticals Corp. * (p)	160,000	5,507,040
MedImmune, Inc. *	230,000	7,550,900
Neurocrine Biosciences, Inc. * (p)	115,000	4,804,700
Trimeris, Inc. * (p)	250,000	10,295,000
61,895,290
Health Care Equipment & Supplies 10.8%
Biomet, Inc.	500,000	15,325,000
Boston Scientific Corp. *	320,000	13,043,200
Guidant Corp.	255,000	9,231,000
Medtronic, Inc.	619,001	27,929,325
Saint Jude Medical, Inc. *	260,000	12,675,000
Stryker Corp.	225,000	15,446,250
Zimmer Holdings, Inc. *	220,000	10,698,600
104,348,375
Pharmaceuticals 15.7%
Allergan, Inc.	160,000	10,913,600
Alpharma, Inc., Class A	140,000	2,510,200
Bristol-Myers Squibb Co.	396,900	8,386,497
Eli Lilly & Co.	88,300	5,046,345
Forest Laboratories, Inc. *	449,600	24,264,912
IVAX Corp. *	279,412	3,422,797
Johnson & Johnson Co.	760	43,981
Mylan Laboratories, Inc.	427,500	12,290,625
Pfizer, Inc.	946,437	29,490,977
Pharmaceutical Resources, Inc. * (p)	692,000	29,396,160
Pharmacia Corp.	310,500	13,444,650
Teva Pharmaceutical Industries, Ltd., ADR (p)	320,000	13,328,000
Wyeth	763	28,857
152,567,601
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 8.9%
Air Freight & Couriers 1.3%
Expeditors International of Washington, Inc. (p)	350,000	$ 12,582,500
Commercial Services & Supplies 1.3%
Apollo Group, Inc., Class A *	210,000	10,479,000
Career Education Corp. *	50,000	2,446,000
12,925,000
Electrical Equipment 1.5%
Cooper Industries, Ltd., Class A	390,000	13,926,900
Industrial Conglomerates 2.6%
3M Co.	190,000	24,705,700
General Electric Co.	1,140	29,070
24,734,770
Machinery 2.2%
Illinois Tool Works, Inc.	155,300	9,030,695
Paccar, Inc.	250,000	12,567,500
21,598,195
INFORMATION TECHNOLOGY 18.0%
Communications Equipment 1.9%
Cisco Systems, Inc. *	1,402,282	18,201,620
Computers & Peripherals 5.0%
Dell Computer Corp. *	180,000	4,915,800
International Business Machines Corp.	220,300	17,278,129
Lexmark International Group, Inc., Class A *	155,000	10,377,250
QLogic Corp. * (p)	415,000	15,413,100
47,984,279
IT Consulting & Services 0.5%
Affiliated Computer Services, Inc., Class A * (p)	110,400	4,886,304
Semiconductor Equipment & Products 3.5%
Altera Corp. *	665,000	9,004,100
Intel Corp.	1,195	19,455
Texas Instruments, Inc.	1,000,914	16,384,962
Xilinx, Inc. *	370,000	8,661,700
34,070,217
Software 7.1%
Intuit, Inc. *	154,500	5,747,400
Microsoft Corp.	1,161,886	28,129,260
Oracle Corp. *	2,385,000	25,874,865
Veritas Software Corp. *	540,000	9,493,200
69,244,725
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS 1.6%
Chemicals 1.6%
Praxair, Inc.	275,000	$ 15,496,250
Total Common Stocks		949,006,883
SHORT-TERM INVESTMENTS 19.9%
MUTUAL FUND SHARES 19.9%
Evergreen Institutional U.S. Government Money Market Fund (o)	42,330,699	42,330,699
Navigator Prime Portfolio (pp)	149,972,536	149,972,536
Total Short-Term Investments		192,303,235
Total Investments (cost $1,105,322,139) 117.9%		1,141,310,118
Other Assets and Liabilities (17.9%)		(172,893,148)
Net Assets 100.0%		$ 968,416,970

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 1,105,322,139
Net unrealized gains on securities	35,987,979

Market value of securities	1,141,310,118
Receivable for securities sold	14,864,492
Receivable for Fund shares sold	596,766
Receivable for securities lending income	7,940
Dividends receivable	213,137
Prepaid expenses and other assets	42,918

Total assets	1,157,035,371

Liabilities
Payable for securities purchased	36,650,509
Payable for Fund shares redeemed	1,896,789
Payable for securities on loan	149,972,536
Advisory fee payable	15,311
Distribution Plan expenses payable	19,693
Due to other related parties	2,700
Accrued expenses and other liabilities	60,863

Total liabilities	188,618,401

Net assets	$ 968,416,970

Net assets represented by
Paid-in capital	$ 1,921,886,450
Undistributed net investment loss	(7,337,648)
Accumulated net realized losses on securities	(982,119,811)
Net unrealized gains on securities	35,987,979

Total net assets	$ 968,416,970

Net assets consists of
Class A	$ 359,309,259
Class B	486,385,269
Class C	112,187,407
Class I	10,535,035

Total net assets	$ 968,416,970

Shares outstanding
Class A	21,280,326
Class B	31,961,152
Class C	7,353,152
Class I	615,018

Net asset value per share
Class A	$ 16.88
Class A -- Offering price (based on sales charge of 5.75%)	$ 17.91
Class B	$ 15.22
Class C	$ 15.26
Class C -- Offering price (based on sales charge of 1.00%)	$ 15.41
Class I	$ 17.13

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $5,916)	$ 3,593,309

Expenses
Advisory fee	2,892,743
Distribution Plan expenses
Class A	473,833
Class B	2,617,450
Class C	610,384
Administrative services fee	516,677
Transfer agent fee	3,513,235
Trustees' fees and expenses	9,649
Printing and postage expenses	129,932
Custodian fee	108,633
Registration and filing fees	25,948
Professional fees	15,150
Interest expense	1,015
Other	5,920

Total expenses	10,920,569
Less: Expense reductions	(1,880)

Net expenses	10,918,689

Net investment loss	(7,325,380)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(136,006,478)
Net change in unrealized gains or losses on securities	152,968,080

Net realized and unrealized gains or losses on securities	16,961,602

Net increase in net assets resulting from operations	$ 9,636,222

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2003		Year Ended
	(unaudited)		September 30, 2002

Operations
Net investment loss		$ (7,325,380)		$ (21,066,606)
Net realized losses on securities		(136,006,478)		(168,154,258)
Net change in unrealized gains or losses on securities		152,968,080		(59,424,643)

Net increase (decrease) in net assets resulting from operations		9,636,222		(248,645,507)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,542,387	43,922,505	3,608,079	74,634,256
Class B	1,226,566	19,145,575	4,681,781	90,610,478
Class C	404,377	6,372,419	1,280,758	25,055,737
Class I	77,619	1,322,928	210,230	4,408,983

		70,763,427		194,709,454

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	251	4,824
Class B	0	0	42	704
Class C	0	0	61	948

		0		6,476

Automatic conversion of Class B shares to Class A shares
Class A	544,506	9,205,183	1,878,858	40,998,112
Class B	(603,166)	(9,205,183)	(2,068,380)	(40,998,112)

		0		0

Payment for shares redeemed
Class A	(4,223,057)	(72,201,919)	(7,770,015)	(158,455,040)
Class B	(4,129,864)	(63,317,972)	(8,988,039)	(165,009,971)
Class C	(1,398,914)	(21,596,668)	(3,073,448)	(57,493,382)
Class I	(143,778)	(2,476,632)	(252,365)	(5,273,429)

		(159,593,191)		(386,231,822)

Net asset value of shares issued in acquisition
Class A	0	0	5,797	115,692
Class B	0	0	3,827	69,237
Class C	0	0	4,529	82,134
Class I	0	0	38,019	768,261

		0		1,035,324

Net decrease in net assets resulting from capital share transactions		(88,829,764)		(190,480,568)

Total decrease in net assets		(79,193,542)		(439,126,075)
Net assets
Beginning of period		1,047,610,512		1,486,736,587

End of period		$ 968,416,970		$ 1,047,610,512

Undistributed net investment loss		$ (7,337,648)		$ (12,268)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Omega Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of Investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.41% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.68% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $1,254,319 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia New Horizons Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $91,361. The aggregate net assets of the Fund and Wachovia New Horizons Fund immediately prior to the acquisition were $1,355,538,004 and $1,035,324, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,356,573,328.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,199,089,713 and $1,303,509,777, respectively, for the six months ended March 31, 2003.

The Fund loaned securities during the six months ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $141,972,700 and $149,972,536, respectively. During the six months ended March 31, 2003, the Fund earned $97,486 in income from securities lending.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,105,322,139. The gross unrealized appreciation and depreciation on securities based on tax cost was $70,573,513 and $34,585,534, respectively, with a net unrealized appreciation of $35,987,979.

As of September 30, 2002 the Fund had $685,971,363 in capital loss carryovers for federal income tax purposes with $303,383 expiring in 2008, $50,485,652 expiring in 2009 and $635,182,328 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2002, the Fund incurred and elected to defer post-October losses of $147,665,407.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2003, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,880 which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003 the Fund had average borrowings outstanding of $89,187 at a rate of 1.14% and paid interest of $1,015, which represents 0.00% of its average daily net assets.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566382   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034